                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                             FirstEnergy Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                                          November 2, 2000



Dear Fellow Shareholder:

      In October, we sent you proxy material for the Special Meeting of Shareholders to be held November 21, 2000, at which you are being asked to consider our proposed merger with GPU, Inc. According to our records, we have not yet received your vote on this important issue.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED MERGER. The merger would create a stronger company with greater resources for providing near-term and long-term value to your investment in FirstEnergy, more services at competitive prices to customers, and improved career opportunities for employees. Your vote FOR the merger will allow us to improve our opportunities for future success.

      WE URGE YOU TO VOTE TODAY. REMEMBER, NOT VOTING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER.

      If you have any questions about the merger, please call our special toll-free number, 1-800-631-8945, to talk to a FirstEnergy representative. Thanks for your continued support.


                                          Sincerely,






==============================================================================

                             YOUR VOTE IS IMPORTANT
                             ----------------------

      IF YOU HAVE NOT YET VOTED:

                      VOTE BY USING A TOUCH-TONE TELEPHONE:
                      CALL TOLL FREE ------- 1-888-457-2961

                                       OR

               VOTE BY INTERNET: http://www.proxyvoting.com/fe

                                       OR

  If you elect not to vote by telephone or Internet, please sign and return the enclosed proxy card in the envelope provided.

IF YOU NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL OUR PROXY SOLICITOR:

                           INNISFREE M&A INCORPORATED
                           TOLL-FREE at 1-888-750-5834
==============================================================================

                                          November 2, 2000



Dear Fellow Shareholder:

      In October, we sent you proxy material for the Special Meeting of Shareholders to be held November 21, 2000, at which you are being asked to consider our proposed merger with GPU, Inc. According to our records, we have not yet received your vote on this important issue.

      YOUR BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED MERGER. The merger would create a stronger company with greater resources for providing near-term and long-term value to your investment in FirstEnergy, more services at competitive prices to customers, and improved career opportunities for employees. Your vote FOR the merger will allow us to improve our opportunities for future success.

      WE URGE YOU TO VOTE TODAY. REMEMBER, NOT VOTING WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE MERGER.

      If you have any questions about the merger, please call our special toll-free number, 1-800-631-8945, to talk to a FirstEnergy representative. Thanks for your continued support.


                                          Sincerely,







==============================================================================

                             YOUR VOTE IS IMPORTANT
                             ----------------------

            REMEMBER, YOU CAN NOW VOTE BY TELEPHONE OR INTERNET -- Simply follow the easy instructions on the enclosed voting form.


IF YOU NEED ASSISTANCE IN VOTING YOUR SHARES, PLEASE CALL OUR PROXY SOLICITOR:

                           INNISFREE M&A INCORPORATED
                           TOLL-FREE at 1-888-750-5834

==============================================================================